UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 27, 2012 (March 1, 2012)

Acadia Healthcare Company, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-35331	46-2492228
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

830 Crescent Centre Drive, Suite 610

Franklin, Tennessee 37067

(Address of Principal Executive Offices)

(615) 861-6000

(Registrant’s Telephone Number, including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

Acadia Healthcare Company, Inc. (“Acadia”) hereby amends its Current Report on Form 8-K, dated March 7, 2012, relating to the acquisition of three behavioral health care facilities (the “Haven Facilities”) from Haven Behavioral Healthcare Holdings, LLC (“Haven”). The parties consummated the acquisition on March 1, 2012 pursuant to a Membership Interest Purchase Agreement, dated as of December 30, 2011, among Haven, Haven Behavioral Healthcare, Inc. and Hermitage Behavioral, LLC, a Delaware limited liability and wholly-owned subsidiary of Acadia, whereby Acadia acquired Haven Hospital Holdings, LLC and Haven Hospital Holdings of Texas, LLC, which represent the entities that own and operate the Haven Facilities. The Haven Facilities are located in Tucson, Arizona, Wichita Falls, Texas, and Ada, Oklahoma. Acadia is filing this Amendment on Form 8-K/A for the purposes of including the required financial statements and pro forma financial information in accordance with the requirements of Item 9.01 of Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired

The required audited combined financial statements of Haven Hospital Holdings, LLC and Haven Hospital Holdings of Texas, LLC as of and for the years ended December 31, 2011 and 2010, are attached hereto as Exhibit 99.1 and are incorporated herein by reference.

(b)	Pro Forma Financial Information

The required unaudited pro forma condensed combined financial information of Acadia and its subsidiaries, giving effect to the acquisition of the Haven Facilities as if it had occurred on December 31, 2011, as to the balance sheet, and as if it had occurred as of January 1, 2011, as to the statement of operations for the year ended December 31, 2011, is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

(d)	Exhibits

Exhibit No.	Description

23	Consent of Independent Auditors

99.1	Audited combined financial statements of Haven Hospital Holdings, LLC and Haven Hospital Holdings of Texas, LLC as of and for the years ended December 31, 2011 and 2010, together with Report of Independent Auditors

99.2	Unaudited Pro Forma Condensed Combined Financial Information of Acadia and its subsidiaries as of and for the year ended December 31, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACADIA HEALTHCARE COMPANY, INC.

Date: April 27, 2012	By:	/s/ Christopher L. Howard
Christopher L. Howard
Executive Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

23	Consent of Independent Auditors

99.1	Audited combined financial statements of Haven Hospital Holdings, LLC and Haven Hospital Holdings of Texas, LLC as of and for the years ended December 31, 2011 and 2010, together with Report of Independent Auditors

99.2	Unaudited Pro Forma Condensed Combined Financial Information of Acadia and its subsidiaries as of and for the year ended December 31, 2011